UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2010

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GOLF TRUST OF AMERICA, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Maryland	000-22091	33-0724736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 North Adger’s Wharf, Charleston, South Carolina 29401

(Address of Principal Executive Offices) (Zip Code)

(843) 723-4653

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

Golf Trust of America, Inc. ("GTA") is filing a definitive proxy statement on Schedule 14A with the Commission on February 8, 2010, simultaneously with the filing of this Current Report on Form 8-K.  The definitive proxy statement contains:

(i)

the report of GTA's independent registered accounting firm, Cherry, Bekaert & Holland, L.L.P., on the financial statements of GTA for the year ending December 31, 2008;

(ii)

the report of GTA's former independent registered accounting firm, BDO Seidman, LLP, on the financial statements of GTA for the year ending December 31, 2007; and

(iii)

the report of Pernix Therapeutics, Inc.'s ("Pernix") independent registered accounting firm, Cherry, Bekaert & Holland, L.L.P., on the financial statements of Pernix for the years ending December 31, 2007 and 2008.

The consents of Cherry, Bekaert & Holland, L.L.P. and BDO Seidman, LLP to the incorporation by reference of the above-mentioned reports into GTA's previously-filed registration statements under the Securities Act of 1933 are being filed as exhibits to this report.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description

23.1	Consent of Cherry, Bekaert & Holland, L.L.P.
23.2	Consent of BDO Seidman, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLF TRUST OF AMERICA, INC.
(Registrant)

By:	/s/ Michael C. Pearce
Michael C. Pearce
President and Chief Executive Officer

Date:	February 8, 2010